UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EVERCOMMERCE INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE & PROXY
STATEMENT

Annual Meeting of Stockholders
June 18, 2026
12:00 p.m. Mountain Time

EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
April 28, 2026
To Our Stockholders:
Our mission at EverCommerce is to simplify and empower the lives of business owners whose services support us every day. We accomplish this by providing a leading AI-powered platform that supports the highly diverse workflows and customer interactions that professionals in home services, health services, and wellness services need to automate manual processes, generate new business, and create more loyal customers. Our platform helps small and medium service businesses run smarter and grow faster. We enhance the value of our core platforms with value-add features, such as robust payments integration, customer engagement solutions and group buying programs. With a diverse set of more than 745,000 global customers, EverCommerce is a leader in the digital transformation of the service economy.
2025 was a year of tremendous positive change for EverCommerce. We entered the year having just begun to stand up the vertical business units for EverHealth and EverPro and throughout the year we focused on product, people, process and technology improvements across our business to better serve our customers and drive shareholder return. From an organizational standpoint, we ended 2025 with robust functional organizations in both EverPro and EverHealth that each had enhanced core competencies in the areas of product strategy and development, customer experience and go to market, among others.
During the year we sold our marketing technology solutions business that had been a detractor to both growth and predictability. We acquired ZyraTalk which is proving to be a strong foundation for our current and future AI first product initiatives. We deployed $85 million of capital to repurchase 8.2 million shares of our common stock and we repriced and extended our credit facility. In the midst of this positive progress and change across multiple aspects of our business, we met or exceeded our financial targets for the year demonstrating our continued focus on financial performance.(1)
As we look ahead to 2026, our top priority is to enable our customers with best in class AI powered solutions that promote their successes. The increased emphasis on providing agentic AI features and services is deliberate as we view AI to be an important value creation driver for our customers. We have transformed our own business with an AI-First focus - we are not just bolting on third party capabilities to our existing solutions, we are building native AI agentic features into our platforms. We are reimagining workflows and making significant investments to be at the leading edge of AI capabilities for our customers. The acquisition of ZyraTalk was a step-function move towards this goal, but our efforts began ahead of it and will continue for many years to come.
We would like to thank you for your support of EverCommerce and look forward to continued dialogue as we transform the SMB service economy.
Sincerely,

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors
(1)
For a reconciliation of certain non-GAAP measures and a more detailed discussion of the Company’s 2025 Financial and Operating Results, including about the utility of certain non-GAAP measures, please see our Fourth Quarter 2025 Earnings Press Release (https://investors.evercommerce.com/news-releases/news-release-details/evercommerce-announces-fourth-quarter-and-full-year-2025) and Earnings Presentation (https://investors.evercommerce.com/static-files/d52e7c2a-96a1-4baf-9687-3495a2c6da6f).

Notice of Annual Meeting of Stockholders
To be Held on Thursday, June 18, 2026
EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
The Annual Meeting of Stockholders (the “Annual Meeting”) of EverCommerce Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Mountain Time, on Thursday, June 18, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EVCM2026. The Annual Meeting is called for the following purposes:
(1)
To elect Amy Guggenheim Shenkan, John Rudella, and Mark Hastings as Class II Directors to serve until the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(3)	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of common stock at the close of business on April 20, 2026, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to legal@evercommerce.com, stating the purpose of the request and providing proof of ownership of Company stock. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16 digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors
April 28, 2026

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our future operations and financial results, anticipated cost savings, the underlying trends in our business, our competitive position, our strategy, our market opportunity, our use of artificial intelligence and our potential for growth, including our transformation and optimization initiatives and anticipated accelerated growth in 2026 and beyond. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that may impact our forward looking statements include, but are not limited to, our limited operating history and evolving business; our historical growth rates may not be sustainable or indicative of future growth; we have experienced net losses in the past and we may not achieve profitability in the future; we may continue to experience significant quarterly and annual fluctuations in our operating results due to a number of factors, which makes our future operating results difficult to predict; in order to support the growth of our business and our acquisition strategy, we may need to incur additional indebtedness or seek capital through new equity or debt financings; we may not be able to continue to expand our share of our existing vertical markets or expand into new vertical markets; we face intense competition in each of the industries in which we operate; the industries in which we operate are rapidly evolving and the market for technology-enabled services that empower SMBs is relatively immature and unproven; we are subject to economic and political risk, the business cycles of our clients and changes in the overall level of consumer and commercial spending, which could negatively impact our business, financial condition and results of operations; we are dependent on payment card networks, such as Visa and MasterCard, and payment processors, such as Worldpay and PayPal, and if we fail to comply with the applicable requirements of our payment networks or our payment processors, they can seek to fine us, suspend us or terminate our agreements and/or terminate our registrations through our bank sponsors; the inability to keep pace with rapid developments and changes in the electronic payments market or are unable to introduce, develop and market new and enhanced versions of our software solutions; real or perceived errors, failures or bugs in our solutions; our and our third-party providers exposure to cybersecurity risks and incidents; our use of artificial intelligence technologies and evolving regulatory framework governing the use of such technologies; our estimated total addressable market is subject to inherent challenges and uncertainties; failure to effectively develop and expand our sales and marketing capabilities; impairment in the value of our goodwill or intangible assets; our information technology systems and our third-party providers’ information technology systems, including Worldpay, PayPal and other payment processing partners, may fail or our third-party providers may discontinue providing their services or technology generally or to us specifically; the impact of a future pandemic, epidemic or outbreak of an infectious disease could impact, our business, financial condition and results of operations, as well as the business or operations of third parties with whom we conduct business; our success in achieving our objectives through acquisitions, divestitures or other strategic transactions; our revenues and profits generated through acquisitions may be less than anticipated, and we may fail to uncover all liabilities of acquisition targets; risks related to scrutiny on environmental sustainability and social initiatives; our ability to adequately protect or enforce our intellectual property and other proprietary rights; risk of patent, trademark and other intellectual property infringement claims; the impact of our use of AI Technologies on our ability to obtain intellectual property protection in our solutions; risks related to governmental regulation and other legal obligations, particularly related to privacy, data protection and information security, and our actual or perceived failure to comply with such obligations; risks related to our sponsor stockholders agreement and qualifying as a “controlled company” under the rules of The Nasdaq Stock Market; as well as the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and in our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

PROXY STATEMENT
EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
This proxy statement is furnished in connection with the solicitation by the Board of Directors of EverCommerce Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 18, 2026 (the “Annual Meeting”), at 12:00 p.m., Mountain Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EVCM2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of common stock at the close of business on April 20, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders generally. At the close of business on the Record Date, there were 177,020,266 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 28, 2026 to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “EverCommerce” refer to EverCommerce Inc., and, unless otherwise stated, all of its subsidiaries.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 18, 2026
This Proxy Statement and our 2025 Annual Report are available at http://www.proxyvote.com
PROPOSALS
At the Annual Meeting, our stockholders will be asked:
(1)
To elect Amy Guggenheim Shenkan, John Rudella, and Mark Hastings as Class II Directors to serve until the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(3)	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
(1)	FOR the election of Amy Guggenheim Shenkan, John Rudella, and Mark Hastings as Class II Directors; and
(2)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because EverCommerce’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, EverCommerce is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 28, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and intermediaries (e.g., brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and certain intermediaries with account holders who are our stockholders in “street name” have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 20, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 177,020,266 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16 digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum.
WHO CAN ATTEND AND VOTE AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS?
You may attend and vote at the Annual Meeting only if you are an EverCommerce stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/EVCM2026. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16 digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Mountain Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16 digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
WHY A VIRTUAL MEETING?
We believe that hosting a virtual meeting this year is in the best interests of the Company and our stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and it is more environmentally friendly.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be available on the Annual Meeting website.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, (a) the person presiding over the Annual Meeting or (b) a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet-You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 17, 2026. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EVCM2026 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 12:00 p.m., Mountain Time, on June 18, 2026.
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/EVCM2026 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of EverCommerce prior to the Annual Meeting; or
•	by voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting using your 16-digit control number.

WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes will have no effect on the election of directors.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2026 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2026 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON
PROPOSAL 1: Election of Directors
At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s successor is elected and qualified or until each such director’s earlier death, resignation or removal.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Penny Baldwin-Leonard and Eric Remer; the current Class II Directors are Amy Guggenheim Shenkan, John Rudella, and Mark Hastings; and the current Class III Directors are Tanner Austin, Joseph Osnoss and Richard A. Simonson.
In connection with the initial public offering (“IPO”) of our common stock in July 2021, we entered into a stockholders agreement with Eric Remer, our founder and Chief Executive Officer (the “Management Stockholders Agreement”) as well as a stockholders agreement with entities affiliated with PSG Equity L.L.C. and SLA CM Eclipse Holdings, L.P. (“Silver Lake”) (the “Sponsor Stockholders Agreement”). The Management Stockholders Agreement requires us to, among other things, nominate Eric Remer for election as a director at any meeting of our stockholders (adjusted as appropriate to take into account our classified Board structure), for so long as Mr. Remer serves as our Chief Executive Officer or, if Mr. Remer is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Remer’s employment by us or any of our subsidiaries for cause, (ii) the date on which Mr. Remer beneficially owns less than 2% of the shares of common stock then outstanding or (iii) the date on which Mr. Remer beneficially owns less than 50% of the number of shares of common stock beneficially owned by Mr. Remer immediately following our IPO.
The Sponsor Stockholders Agreement requires us to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders, designated by PSG (each such individual a “PSG Designee”) and Silver Lake (each such individual a “Silver Lake Designee”), such that, upon the election of such individual and each other individual nominated by or at the direction of our Board or a duly-authorized committee of the Board, as a director of our company, the number of: (A) PSG Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of PSG continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of PSG continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO; and (B) Silver Lake Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Silver Lake continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Silver Lake continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO. Each of PSG and Silver Lake have agreed to vote, or cause to vote, all of their outstanding shares of our common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the PSG Designees and Silver Lake Designees. The current PSG Designees are Mark Hastings and Tanner Austin. The current Silver Lake Designees are John Rudella and Joseph Osnoss.
For more information, see “Corporate Governance-Stockholders Agreements”.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class II Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. Amy Guggenheim Shenkan has not previously been elected by stockholders and was initially recommended to serve on the Board by Silver Lake. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.

The nominees for election to the Board as Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with EverCommerce
Amy Guggenheim Shenkan	61	2025	Director
John Rudella	55	2022	Director
Mark Hastings	58	2016	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee is as follows:

AMY GUGGENHEIM SHENKAN	Age 61

Amy Guggenheim Shenkan has served as a member of our board of directors since May 2025. Ms. Shenkan has been a Senior Advisor to Altamont Capital Partners since June 2021 and serves on the board of its portfolio company, Hybrid Promotions, LLC (dba Hybrid Apparel). Until its sale in September 2024, she also served on the board of Byrider Sales of Indiana S, LLC (dba Byrider). She currently serves on the boards of RingCentral (NYSE: RNG), Pickles Auctions, the Global Advisory Board of Harvard Business School, the Silicon Valley Directors Exchange, and Report Local. Previously, she served as President and Chief Operating Officer of Common Sense Media from February 2011 to December 2017. Prior to that, Ms. Shenkan was a digital transformation expert with McKinsey & Company, Inc. She served on the board of directors of Zuora, Inc., a subscription software company, from January 2022 until its sale in February 2025, and previously served on the board of directors of RB Global (formerly Ritchie Bros. Auctioneers Incorporated) from July 2017 to May 2022. Ms. Shenkan holds a B.A. from the University of Michigan and an M.B.A. from Harvard Business School. We believe Ms. Shenkan is qualified to serve on our Board due to her experience serving on other boards of directors and her prior experience as part of corporate executive leadership teams.

JOHN RUDELLA	Age 55

John Rudella has served as a member of our Board since June 2022. Mr. Rudella has been a Senior Advisor of Silver Lake, a private equity fund, since 2025. Mr. Rudella joined Silver Lake in 2014 and previously served as a Director from January 2020 to July 2025. Prior to joining Silver Lake in 2014, he served as a U.S. Navy SEAL where he held a variety of leadership positions, worked in technology development, and made multiple deployments to Africa and the Middle East. Mr. Rudella holds a B.S. in Aeronautical Engineering from the U.S. Naval Academy and a M.S. from the Industrial College of the Armed Forces. He has served on the boards of First Advantage Corporation since January 2020, Entrata since February 2023, Iterable since March 2025, and the Station Foundation since April 2015. We believe Mr. Rudella is qualified to serve on our Board due to his experience serving on other boards of directors and his experience in private equity investing.

MARK HASTINGS	Age 58

Mark Hastings has served as a member of our Board since October 2016. Mr. Hastings is the Chief Executive Officer of PSG, a private equity firm, and has held this role since 2014. Mr. Hastings currently serves as a member of the boards of a number of private companies. Mr. Hastings received his M.B.A. from the Wharton School at the University of Pennsylvania and his B.A. in Economics from Colorado College. We believe Mr. Hastings is qualified to serve on our Board due to his extensive experience in private equity investing, including the technology sector, and service on the boards of directors of other companies in similar industries.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)
The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with EverCommerce
Tanner Austin	35	2025	Director
Joseph Osnoss	48	2019	Director
Richard A. Simonson	67	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director is as follows:

TANNER AUSTIN	Age 35

Tanner Austin has served as a member of our Board since February 2025. Mr. Austin is a Principal of PSG, a private equity firm, and has held this role since January 2025 after joining PSG in 2017. Mr. Austin has held various roles at PSG, serving as a Senior Vice President from 2022 to 2024, Senior Associate from 2019 to 2021, and Associate from 2017 – 2019. Mr. Austin currently serves as a member of the boards of a number of private companies. Mr. Austin received his B.A. in Economics from Kenyon College. We believe Mr. Austin is qualified to serve on our Board due to his private equity investing experience, including in the technology sector.

JOSEPH OSNOSS	Age 48

Joseph Osnoss has served as a member of our Board since August 2019. Mr. Osnoss is a Managing Partner of Silver Lake, a private equity firm, which he joined in 2002. From 2010 to 2014, he was based in London, where he co-led the firm’s activities in EMEA. Prior to joining Silver Lake, Mr. Osnoss worked in investment banking at Goldman, Sachs & Co. Mr. Osnoss is currently a member of the boards of directors of Carta, Cegid, First Advantage Corporation, where he is Chairman of the board of directors and serves on the nominating and corporate governance committee, Global Payments, Inc., where he serves on the compensation and technology committees, LightBox, Relativity, where he is Chairman of the board of directors, Xplor Technologies and Zuora. He previously served as Chairman of the board of directors of Cast & Crew Entertainment Services, and as a board director of Cegid Group SA, Far Point Acquisition Corporation, Instinet Inc., Interactive Data Corporation and Mercury Payment Systems. Additionally, Mr. Osnoss served on the board of directors of Cornerstone OnDemand, Inc. from December 2017 to October 2021, where he was a member of the nominating and corporate governance committee and business operations committee at times during his tenure. Mr. Osnoss served on the board of directors of Global Blue Group Holding AG, from December 2019 to July 2025, where he served on the nomination and compensation committee. Mr. Osnoss also was a board director of Sabre Corporation from March 2007 to April 2021 and served on its audit, compensation, executive, governance and nominating and technology committees during various periods of his directorship. Finally, Mr. Osnoss served on the board of directors of Virtu Financial Inc. or associated entities from July 2011 to April 2016, serving as an audit committee member from April 2015 to April 2016. Mr. Osnoss received his A.B. in Applied Mathematics and a citation in French Language from Harvard College. He has remained involved in academics, including as a Visiting Professor in Practice at the London School of Economics; a participant in The Polsky Center Private Equity Council at the University of Chicago; an advisory board member at Stanford University’s Research Initiative on Long-Term Investing; and a Trustee of the Brunswick School. We believe Mr. Osnoss is qualified to serve on our Board due to his extensive experience in private equity investing, domestic and international experience, and service on the boards of directors of other companies.

RICHARD A. SIMONSON	Age 67

Richard A. Simonson has served as a member of our Board since March 2021, and is our lead independent director and Chair of the Audit Committee. Mr. Simonson is the Managing Partner of Specie Mesa L.L.C., where he acts as advisor, investor and independent board member to select PE and VC backed private technology companies, a position he has held since July 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Sabre Corporation, a travel technology company, from March 2013 to July 2018, helping to take it public in 2014. Mr. Simonson is currently a member of the board of directors of Electronic Arts Inc., where he is a member of the Audit

Committee, and formerly served as the Lead Director and Chair of Nominating and Corporate Governance Committee from 2009 to 2014 and as Chair of the Audit Committee. Since June 2020, Mr. Simonson has served as a member of the board of directors of Couchbase, a modern cloud database for enterprise applications, where he is lead independent director and Chair of the Audit Committee and helped take it public in 2021 and take it private in 2025. He has served as a member of the board of directors of Cast & Crew, a private company providing a broad suite of entertainment industry software, since September 2018. From 2009 to 2018, he served on the board of directors of Silver Spring Networks, Inc., which he helped take public in 2013. Mr. Simonson received his M.B.A. in Finance from the Wharton School of Management at the University of Pennsylvania, and his B.S. in Mining Engineering from the Colorado School of Mines. We believe Mr. Simonson is qualified to serve on our Board due to his extensive operational experience as an executive at a number of technology companies and his service on the boards of other technology companies.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2028 ANNUAL MEETING)
The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with EverCommerce
Penny Baldwin-Leonard	68	2021	Director
Eric Remer	54	2016	Chief Executive Officer and Chairman of the Board of Directors

The principal occupations and business experience, for at least the past five years, of each Class I Director is as follows:

PENNY BALDWIN-LEONARD	Age 68

Penny Baldwin-Leonard has served as a member of our Board since March 2021. Ms. Baldwin-Leonard was the Senior Vice President and Chief Marketing Officer of Qualcomm Incorporated, a technology company, from October 2017 to January 2022. She was responsible for overseeing global marketing efforts across all business channels and disciplines. Prior to this, from October 2014 to July 2017, Ms. Baldwin-Leonard served as Vice President and General Manager of Global Brand Management at Intel Corporation, where she was responsible for developing and managing the company’s global brand strategy and reputation. She also oversaw global partner marketing, sports marketing and new technology marketing. From 2012 to 2015, Ms. Baldwin-Leonard served as Executive Vice President and Chief Marketing Officer at McAfee Corp., and from 2009 to 2012, she served as Senior Vice President of Global Brand Strategy and Consumer Marketing at Yahoo! Inc. We believe Ms. Baldwin-Leonard is qualified to serve on our Board because of her extensive experience as part of the executive leadership teams of leading technology corporations.

ERIC REMER	Age 54

Eric Remer founded and has served as our Chief Executive Officer and as a member of our Board since October 2016 and previously co-founded and served as Chief Executive Officer and as a member of the board of directors of PaySimple, which is now part of the EverCommerce platform, from 2006 to October 2016. Mr. Remer also serves as the Chairman of our Board. Mr. Remer previously founded and served as Chief Executive Officer of Conclave Group LLC, a direct marketing services company, from 2002 to 2005. Mr. Remer also previously co-founded I-Behavior LLC, a behavioral targeting and database marketing organization, from 1998 to 2002. Mr. Remer received his B.A. in History from the University of Michigan. We believe Mr. Remer is qualified to serve on our Board, including as the Chairman of our Board, because of the historical knowledge, operational expertise, leadership and continuity that he brings to our Board as a founder of both EverCommerce and PaySimple and as our Chief Executive Officer.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP has served as our independent registered public accounting firm since 2020. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of EverCommerce.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable rules of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Richard A. Simonson (Chair)
Penny Baldwin-Leonard
Amy Guggenheim Shenkan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees paid to our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended December 31, 2025 and 2024 (in thousands):

Fee Category	Fiscal 2025	Fiscal 2024
Audit Fees	$1,653	$1,488
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$1,653	$1,488

AUDIT FEES
Audit fees include the aggregate fees for professional services rendered in connection with the audit of our consolidated financial statements included in our Annual Reports on Form 10-K for fiscal 2025 and fiscal 2024, and the quarterly reviews of financial statements included in our Quarterly Reports on Form 10-Q.
AUDIT-RELATED FEES
Audit-related fees include the aggregate fees related to due diligence and accounting consultations related to potential business acquisitions.
TAX FEES
Tax fees include fees related to transfer pricing services.
ALL OTHER FEES
None.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee adopted a policy (the “Pre-Approval Policy”) in connection with our IPO, which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage an independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-approval by the Audit Committee, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels or budgeted amounts also require specific pre-approval.
For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
In connection with the Pre-Approval Policy, the Audit Committee will periodically review and pre-approve any services (and related fee levels or budgeted amounts) that may be provided by the independent auditor without first obtaining specific preapproval from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All services to the Company provided by Ernst & Young LLP in fiscal 2025 and fiscal 2024 were pre-approved consistent with the Pre-Approval Policy.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Eric Remer(1)	54	Chief Executive Officer and Chairman of the Board of Directors
Matthew Feierstein(2)	53	President of EverCommerce and Chief Executive Officer of EverPro
Ryan Siurek(3)	54	Chief Financial Officer
Lisa Storey(4)	44	Chief Legal Officer, Corporate Secretary, and Chief Compliance Officer

(1)	See biography on page 10 of this proxy statement.
(2)
Matthew Feierstein has served as our President since October 2016 and as the Chief Executive Officer of EverPro since March 2026. He previously served as President of PaySimple, which is now part of the EverCommerce platform, from December 2009 to October 2016 and as our Chief Operating Officer from October 2016 to June 2021. From July 2021 to March 2026, Mr. Feierstein was responsible for overseeing the holistic business operations and was accountable to both the growth and profitability of the Company. Since March 2026, Mr. Feierstein has been responsible for the strategic direction of EverPro and leading its overall business performance, including growth, profitability, and operational execution. Mr. Feierstein previously served as Chief Operating Officer of Pronto.com, a price comparison service platform and a division of IAC, a media and internet company. Mr. Feierstein also served in senior product and operational leadership roles at Citysearch.com, another division of IAC, as well as spending several years in a senior management role at a small business start-up in the service industry. Mr. Feierstein received his B.A. in History from the University of Michigan.

(3)
Ryan Siurek, has served as the Company’s Chief Financial Officer since August 2024, and previously served as the Chief Accounting Officer from July 2023 to August 2024. Mr. Siurek has held various finance and accounting executive roles of increasing responsibility. Prior to EverCommerce, Mr. Siurek served as the Chief Accounting Officer of Biodesix, Inc. (BDSX), a life sciences diagnostic testing firm from December 2020 through July 2023. From April 2016 to October 2020, he served as Senior Vice President and Chief Accounting Officer of Vail Resorts, Inc., (MTN) a ski resort and hospitality organization. Mr. Siurek served as Chief Financial Officer for Sprint Corporation’s prepaid and wholesale division from December 2013 to April 2016 and as VP, Chief Accounting Officer and Controller from July 2013 to December 2013. He served as VP and Assistant Controller of Sprint Corporation from January 2009 to November 2009. Prior to Sprint Corporation, Mr. Siurek worked for LyondellBasell Industries from January 2004 to January 2009 where he held various positions, including Director of Risk Management and Global Shared Services from September 2008 to January 2009, European Controller from July 2007 to August 2008, and Senior Manager of Technical Accounting from January 2004 to June 2007 and served as its Controller for European Operations. Mr. Siurek served a three year term as a member of the AICPA’s Financial Reporting Executive Committee from 2020 to 2023 and served on the Financial Accounting Standards Board (FASB) Public Markets Advisory Committee (PMAC) from 2021 to 2025. Mr. Siurek holds a Bachelor’s degree in Accounting and a Master’s degree in Accounting from Texas A&M University and is a Certified Public Accountant.

(4)
Lisa Storey has served as our Chief Legal Officer, Corporate Secretary, and Chief Compliance Officer since November 2023 and previously served as our General Counsel from August 2017 to November 2023 and is responsible for supporting our continued growth and business pursuits from a legal, compliance and risk management perspective. From November 2012 to August 2017, Ms. Storey served as Associate General Counsel of Air Methods Corporation, an air ambulance company in the United States. Prior to that, Ms. Storey practiced in the health care regulatory groups at the law firms of Davis Graham & Stubbs LLP in Denver, CO and Arent Fox LLP in Washington, D.C., providing merger and acquisition, litigation and compliance counsel for her clients. Ms. Storey received her J.D. from Vanderbilt University Law School and her B.A. in Molecular, Cellular and Developmental Biology and Philosophy from University of Colorado Boulder.

CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of EverCommerce. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at www.evercommerce.com, or by writing to our offices at 3601 Walnut Street, Suite 400, Denver, Colorado 80205.
BOARD COMPOSITION
Our Board currently consists of eight (8) members: Tanner Austin, Penny Baldwin-Leonard, Amy Guggenheim Shenkan, John Rudella, Mark Hastings, Joseph Osnoss, Eric Remer and Richard A. Simonson. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
STOCKHOLDERS AGREEMENTS
In connection with our IPO, we entered into the Sponsor Stockholders Agreement and the Management Stockholders Agreement.
The Sponsor Stockholders Agreement requires us to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders, designated by PSG and Silver Lake, such that, upon the applicable election of such individual and each other individual nominated by or at the direction of our Board or a duly-authorized committee of the Board, as a director of our company, the number of: (A) PSG Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of PSG continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of PSG continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO; and (B) Silver Lake Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Silver Lake continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Silver Lake continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO. The current PSG Designees are Mark Hastings and Tanner Austin. The current Silver Lake Designees are John Rudella and Joseph Osnoss.
Each of PSG and Silver Lake has also agreed to vote, or cause to vote, all of their outstanding shares of our common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the PSG Designees and Silver Lake Designees.
If the number of individuals that PSG or Silver Lake have the right to designate is decreased because of the decrease in its in ownership, then the corresponding PSG Designee or Silver Lake Designee has agreed to immediately tender his or her resignation for consideration by our Board and, if such resignation is requested by the Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Sponsor Stockholders Agreement. Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then-current term.
The Management Stockholders Agreement requires us to, among other things, nominate Eric Remer, our founder and Chief Executive Officer, for election as a director at any meeting of our stockholders (adjusted as appropriate to take into account our classified Board structure), for so long as Mr. Remer serves in his capacity as our Chief Executive Officer or, if Mr. Remer is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Remer’s employment by us or any of our subsidiaries for cause, (ii) the date on which Mr. Remer beneficially owns less than 2% of the shares of common stock then outstanding or (iii) the date on which Mr. Remer beneficially owns less than 50% of the number of shares of common stock beneficially owned by Mr. Remer immediately following our IPO. Each of the termination and dates referred to in the immediately preceding sentence is referred to herein as a Trigger Event.
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon the first and second consecutive vacancies on the Board resulting from a decrease in the number of PSG Designees or Silver Lake Designees pursuant to the terms of the Sponsor Stockholders Agreement, Mr. Remer has the right to designate the initial replacement director(s) and we are required to nominate such individual(s) for election as our directors at the immediately succeeding meeting of our stockholders. In the event that Mr. Remer is no longer serving as our Chief Executive Officer and for so long as a Trigger Event has not occurred, any director designated by Mr. Remer in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not include any person that is a party to the Management Stockholders Agreement or their permitted transferees, as defined in the Management Stockholders Agreement.
DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that Tanner Austin, Penny Baldwin-Leonard, Amy Guggenheim Shenkan, John Rudella, Mark Hastings, Joseph Osnoss and Richard A. Simonson are each an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). In evaluating and determining the independence of the directors, the Board considered that EverCommerce may have certain relationships with its directors. Specifically, the Board considered that certain of our directors are affiliated with significant stockholders of the Company. While John Marquis and Alexi Wellman served on our Board, the Board determined that each was independent under the Nasdaq Rules.
CONTROLLED COMPANY EXEMPTION
Certain affiliates of PSG and Silver Lake, in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the Nasdaq Rules. As such, we qualify for, and rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the Nasdaq Rules. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq Rules.
Currently, seven out of eight of the directors on our Board are independent under the Nasdaq Rules, and our Compensation Committee consists entirely of independent directors under the Nasdaq rules. However, our Nominating and Corporate Governance Committee is not entirely independent in reliance on the controlled company exemption and we rely on certain exemptions to the corporate governance requirements for our Nominating and Corporate Governance Committee. For so long as we remain a “controlled company,” we may avail ourselves of other exemptions available to “controlled companies” in the future.
If at any time we cease to be a “controlled company” under the Nasdaq Rules, our Board intends to take any action that may be necessary to comply with the Nasdaq Rules, subject to a permitted “phase-in” period.
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Stockholders Agreements.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and

Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Chief Legal Officer, EverCommerce Inc., 3601 Walnut Street, Suite 400, Denver, Colorado 80205. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM STOCKHOLDERS
Stockholders of the Company may communicate directly with the Board, the independent members of the Board or individual members of the Board about corporate governance, corporate strategy, Board-related matters or other substantive matters that our Chief Legal Officer considers to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: EverCommerce Inc., Attn: Chief Legal Officer, 3601 Walnut Street, Suite 400, Denver, Colorado 80205, subject to compliance with the requirements and parameters noted below. Such communications may be made confidentially or anonymously.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following regarding the person submitting the communication: a statement of the type and amount of the securities of the Company that the person holds, and the address, telephone number and e-mail address, if any, of the person.
The following types of communications are considered inappropriate for delivery to directors:
•	Communications regarding individual grievances or other interests that are personal to the party submitting the communication;
•	Communications regarding ordinary business operations; and
•	Communications that contain offensive, obscene or abusive content.
Communications deemed to comply with the above requirements and to be appropriate for delivery will be delivered to the applicable director(s) on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Eric Remer serving as

Chairman of the Board and Chief Executive Officer. The Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Remer and allows for a single, clear focus for management to execute the Company’s strategy and business plans. The Board is comprised of individuals with extensive experience in finance, the technology industry and public company management. For these reasons and because of the strong leadership of Mr. Remer as Chairman of the Board and Chief Executive Officer, the Board has concluded that our current leadership structure is appropriate at this time. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.
Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent members of the Board may elect among themselves a lead independent director. As Mr. Remer, the Chairman of the Board, is not an independent director, the independent directors of the Board have appointed Richard A. Simonson to serve as our lead independent director. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chair of the Board. The Board may modify its leadership structure in the future as it deems appropriate.
The Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of financial, cybersecurity, regulatory and compliance risks and reviewing conflicts of interest. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members about such risks. The Board believes its administration of its risk oversight function has not negatively affected the Board’s leadership structure.
INSIDER TRADING POLICY
Our Board has adopted an Insider Trading Compliance Policy, that governs the purchase, sale and/or other disposition of the Company’s securities by our directors, officers, and employees. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of the Insider Trading Compliance Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Compliance Policy, which was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025.
ANTI-HEDGING POLICY
Our Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
CLAWBACK POLICY
Our Board has adopted a policy for the recovery of erroneously awarded compensation (the “Clawback Policy”) that applies to certain incentive-based compensation received by the Company’s current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement. Our Clawback Policy is intended to comply with SEC and Nasdaq listing requirements.
CODE OF CONDUCT AND ETHICS
We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at www.evercommerce.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or Nasdaq rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were five meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at www.evercommerce.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. Six of our then-current directors attended our 2025 Annual Meeting of Stockholders.
EXECUTIVE SESSIONS
The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the lead independent director.

COMMITTEES OF THE BOARD
Our Board has established three standing committees – Audit, Compensation and Nominating and Corporate Governance – each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Tanner Austin
Penny Baldwin-Leonard	X
John Rudella			Chair
Mark Hastings		Chair
Joseph Osnoss		X
Eric Remer			X
Richard A. Simonson	Chair
Amy Guggenheim Shenkan	X

AUDIT COMMITTEE
Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems. Our Audit Committee’s responsibilities include, but are not limited to:
•	Appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing our risk assessment and risk management policies, including with respect to financial and cybersecurity-related risks;
•	reviewing and approving related person transactions;
•	overseeing our financial and accounting controls;
•	reviewing periodically our code of conduct and ethics and the procedures in place to enforce the code;
•
considering and receiving reports from management regarding compliance with our policies pertaining to data privacy and security, anti-corruption, anti-fraud, insider trading, Regulation FD, related persons and other relevant Company policies; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
The Audit Committee charter is available on our website at www.evercommerce.com.
The current members of the Audit Committee are Penny Baldwin-Leonard, Amy Guggenheim Shenkan and Richard A. Simonson, with Richard A. Simonson serving as chair. Our Board has determined that each of Penny Baldwin-Leonard, Amy Guggenheim Shenkan and Richard A. Simonson are independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our Board has also determined that each of Penny Baldwin-Leonard, Amy Guggenheim Shenkan and Richard A. Simonson meets the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and Richard A. Simonson qualifies as an “audit committee financial expert” within the meaning of the SEC rules.

The Audit Committee met eleven times during the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE
The Compensation Committee oversees our compensation policies, plans and benefits programs. The Compensation Committee is responsible for, among other matters:
•	reviewing and approving, or recommending to the Board for approval, the compensation of our Chief Executive Officer and other executive officers;
•	making recommendations to our Board regarding the compensation of our directors;
•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•	overseeing our succession plan for the Chief Executive Officer and other executive officer roles;
•	administering and overseeing the Company’s compliance with the compensation recovery policy required by applicable SEC and Nasdaq rules; and
•	appointing, compensating and overseeing any compensation consultants.
Pursuant to the Compensation Committee’s charter, which is available on our website at www.evercommerce.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee generally considers the Chief Executive Officer’s input when making recommendations regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer).
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable Nasdaq Rules.
The current members of the Compensation Committee are Mark Hastings and Joseph Osnoss, with Mark Hastings serving as chair. Both members of our Compensation Committee meet the requirements for independence under the current Nasdaq Rules and SEC rules and regulations including the Nasdaq Rules applicable to compensation committee membership.
The Compensation Committee met four times during the fiscal year ended December 31, 2025.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. The Nominating and Corporate Governance Committee is responsible for, among other matters:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreements (for so long as such agreement is in effect);

•
recommending to our Board the nominees for election to our Board at annual meetings of stockholders and director candidates to fill vacancies occurring between annual meetings of stockholders, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreements (for so long as such agreement is in effect);

•	oversee the Company’s environmental, social and sustainability strategies, policies and practices;
•	overseeing a periodic evaluation of the Board and its committees; and
•	reviewing and recommending changes to our Corporate Governance Guidelines to our Board.
The Nominating and Corporate Governance Committee charter is available on our website at www.evercommerce.com. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The current members of the Nominating and Corporate Governance Committee are John Rudella and Eric Remer, with John Rudella serving as chair. Mr. Rudella meets the requirements for independence under the current Nasdaq Rules. In reliance on the exemption available to controlled companies, Mr. Remer, as our Chief Executive Officer, does not qualify as independent under the current Nasdaq Rules.
The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2025.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers”, or “NEOs”, and their positions were as follows:
•	Eric Remer, Chief Executive Officer;
•	Matt Feierstein, President; and
•	Ryan Siurek, Chief Financial Officer and Chief Accounting Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025, and December 31, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Eric Remer, Chief Executive Officer	2025	650,000	—	5,524,999	—	614,250	—	6,789,249
	2024	650,000	—	4,875,002	—	599,625	—	6,124,627

Matt Feierstein, President	2025	425,000	—	2,337,496	—	401,625	12,423	3,176,544
	2024	425,000	—	2,337,496	—	348,500	—	3,110,996

Ryan Siurek, Chief Financial Officer	2025	409,041	—	1,400,001	—	171,780	14,000	1,994,822
	2024	385,320	—	975,002	—	164,000	13,800	1,538,122

(1)	Amounts reflect the base salaries earned by each named executive officer in respect of the applicable fiscal year.
(2)
Amounts reflect the full grant-date fair value of restricted stock units to purchase shares of our common stock granted during 2024 and 2025, as applicable, computed in accordance with ASC Topic 718, disregarding the effects of estimated forfeitures, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards and restricted stock unit awards made to executive officers in 2025 in Note 12 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)
The amounts in this column represent annual incentive cash awards earned by each named executive officer for each fiscal year pursuant to performance-based cash bonus programs. See “Narrative Disclosure to Summary Compensation Table -2025 Bonuses” for further information on the performance bonuses.

(4)	Amount reflects, for Messrs. Feierstein and Siurek a $ 12,423 and $14,000 401(k) matching contribution, respectively, made by the Company to their accounts.
NARRATIVE TO SUMMARY COMPENSATION TABLE
For the year ended December 31, 2025, the compensation for our named executive officers generally consisted of a base salary, cash bonuses and equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain the executive talent that is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
Base salaries
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries of our named executive officers are an important part of their total compensation package.
For 2025, Messrs. Remer, Feierstein and Siurek were entitled to receive base salaries of $650,000, $425,000 and $400,000, respectively. Mr. Siurek’s base salary was subsequently increased to $412,000 on April 1, 2025, in connection with our standard annual compensation review.
The actual salaries paid to each named executive officer for 2025 are set forth in the Summary Compensation Table above in the column titled “Salary”.

2025 bonuses
Performance-based bonuses
Each of our named executive officers was eligible to receive a cash incentive award pursuant to our 2025 bonus program. Such awards are designed to incentivize each executive with a variable level of compensation that is based on performance measures evaluated by our Compensation Committee of the Board of Directors. These cash incentives are intended to link a substantial portion of executive compensation to our performance and provide executive officers with a competitive level of compensation if applicable performance objectives are achieved.
With respect to 2025, each of our named executive officers was eligible to receive a performance bonus based on the achievement of certain specified annual Company adjusted EBITDA targets (weighted at 50%) and annual company revenue targets (weighted at 50%), ranging from 0% to 200% of his target bonus opportunity.
For 2025, Messrs. Remer and Feierstein had target bonus opportunities of 90% of their base salaries, and Mr. Siurek had a target bonus opportunity equal to 40% of his base salary. Based on the achievement of the 2025 performance bonus targets, our Board of Directors determined that each of Messrs. Remer, Feierstein and Siurek would be entitled to a payout of 105% of his respective target bonus, or $614,250 for Mr. Remer, $401,625 for Mr. Feierstein and $171,780 for Mr. Siurek.
The amount of the bonuses based for 2025 to each executive are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity compensation
In March 2025, we granted our named executive officers restricted stock unit awards under the 2021 Incentive Award Plan (the “2021 Plan”) as part of our annual grant cycle.
Each such restricted stock unit award granted vests in sixteen ratable quarterly installments such that 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, for our named executive officers, each such restricted stock unit award is subject to acceleration in the event of certain qualifying terminations of employment.
The following table shows the number of shares of our common stock subject to the restricted stock unit awards granted to our named executive officers on March 5, 2025:

Name	Number of Restricted Stock Units
Eric Remer	501,028
Matt Feierstein	240,236
Ryan Siurek	143,885

In addition, on May 17, 2025, in connection with our Board and Compensation Committee’s additional review of Mr. Remer’s total annual compensation package, Mr. Remer was granted an additional 62,741 restricted stock units, as part of his 2025 annual equity award. This award vests in sixteen ratable quarterly installments such that 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, such restricted stock unit award is subject to acceleration in the event of certain qualifying terminations of employment.
Severance and change of control payments and benefits
A detailed description of the applicable severance provisions contained in our named executive officer’s employment agreements is described in “Executive Compensation Arrangements” below.
Other elements of compensation
Employee benefits and perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;

•	medical care flexible spending accounts and health savings accounts;
•	short-term and long-term disability insurance; and
•	life and accidental death & dismemberment insurance.
Retirement plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan and in 2025 the Company provided matching contributions with respect to qualifying employee deferrals. In 2025, Messrs Feierstein and Siurek participated in this 401(k) plan contribution. The amounts of the 2025 Company matching contribution for each executive are set forth above in the Summary Compensation Table in the column entitled “All Other Compensation.”
Mr. Remer did not participate in the 401(k) plan in 2025. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.
Equity Grant Practices
We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal year 2025, we did not grant stock options, stock appreciation rights, or similar option-like instruments to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
No tax gross-ups
We do not have any gross-up agreements or arrangements to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

			Option Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Eric Remer					910,270(1)	11,023,370
	5,747,164	—	$9.1356	1/9/2030(2)
	143,382	—	$17.0000	7/1/2031(1)
	186,487	—	$17.0000	9/20/2031(1)
	392,753	26,184	$11.9700	3/1/2032(1)
Matt Feierstein					410,139(1)	4,966,783
	1,436,791	—	$9.1356	1/9/2030(2)
	68,750	—	$17.0000	7/1/2031(1)
	89,418	—	$17.0000	9/20/2031(1)
	188,320	12,555	$11.9700	3/1/2032(1)
Ryan Siurek					192,380(1)	2,329,722
	—	—	—	—

(1)
Each such restricted stock unit and option award granted in 2021 and 2022 vests as to 25% of such award on the first anniversary of the grant date and in ratable quarterly installments, and each such restricted stock unit granted in 2023, 2024 and 2025 will vest in ratable quarterly installments from the grant date, such that in all such grants 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, for our named executive officers, each such option and restricted stock unit award will become fully vested if the individual’s employment is terminated without Cause during the 12-month period following a change in control (as defined in the 2021 Plan).

(2)
Twenty-five percent (25%) of these options vested on the first anniversary of the grant date (and such options vested on January 10, 2021) and the balance of such options vested in thirty-six (36) equal monthly installments which began one month after the first anniversary of the grant date, subject to the NEO’s continued service with us through the applicable vesting dates.

(3)
The restricted stock unit award granted in 2023 and 2024 vests as to 25% of such award on the first anniversary of the grant date and in ratable quarterly installments, and each such restricted stock unit granted in 2025 will vest in ratable quarterly installments from the grant date, such that in all such grants 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, for our named executive officer, each such restricted stock unit award will become fully vested if the individual’s employment is terminated without Cause during the 12-month period following a change in control (as defined in the 2021 Plan).

(4)
These amounts represent the value of unvested stock awards as of December 31, 2025, based on the closing price of our stock on that date of $12.11, and are not representative of the fair market value for accounting purposes, which was determined on the date of grant.

EXECUTIVE COMPENSATION ARRANGEMENTS
We have entered into employment agreements with each named executive officer. The material terms of such employment agreements are described below.
Eric Remer
We entered into an employment agreement with Mr. Remer, effective as of the date of consummation of our initial public offering (the “Remer Employment Agreement”). Under the Remer Employment Agreement, Mr. Remer is entitled to an annual base salary of $650,000 and a target annual performance-based bonus equal to $525,000 (which was subsequently increased in 2022 to $585,000) with the actual amount of such annual bonus earned based on the achievement of performance targets set by our Board of Directors or its delegate. The Remer Employment Agreement also provides for Mr. Remer’s participation in our long-term incentive plan (“LTIP”) under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives.
Pursuant to the Remer Employment Agreement, upon the termination of his employment by us without Cause (as defined in the Remer Employment Agreement) or by Mr. Remer for Good Reason (as defined in the Remer Employment Agreement), Mr. Remer would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) an amount equal to the pro rata portion of his target annual performance based bonus for the year in which such termination occurs, payable in a lump sum within 60 days of termination (the “Pro Rata Bonus”), and (iii) continued COBRA coverage for up to 12 months following his termination of employment. Mr. Remer would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period (or until the end of the applicable performance period, if earlier) based on actual achievement.
If Mr. Remer is terminated by us without Cause or by Mr. Remer for Good Reason within one (1) month before or within 12 months after a change in control (as defined in the 2021 Plan), Mr. Remer is entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change of control will fully accelerate and vest.
Furthermore, if Mr. Remer is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the Pro Rata Bonus.
The Remer Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that he receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Remer.
The Remer Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination non-competition and non-solicitation covenants.
Matt Feierstein
We entered into an employment agreement with Mr. Feierstein, effective as of the date of consummation of our initial public offering (the “Feierstein Employment Agreement”). Pursuant to the Feierstein Employment Agreement, Mr. Feierstein is entitled to an annual base salary of $425,000 and a target annual performance-based bonus equal to $300,000 (which was subsequently increased in 2022 to $340,000), with the actual amount of such annual bonus earned based on the achievement of performance targets set by our Board of Directors or its delegate. Under the Feierstein Employment Agreement, Mr. Feierstein is also eligible to participate in our LTIP under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives.
Pursuant to the Feierstein Employment Agreement, upon the termination of his employment by us without Cause (as defined in the Feierstein Employment Agreement) or by Mr. Feierstein for Good Reason (as defined in the Feierstein Employment Agreement), Mr. Feierstein would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) the Pro Rata Bonus, and (iii) continued COBRA coverage for up to 12 months following his termination of employment. In addition, Mr. Feierstein would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period (or until the end of the applicable performance period, if earlier) based on actual achievement.
If Mr. Feierstein is terminated by us without Cause or by Mr. Feierstein for Good Reason within one (1) month before or within 12 months after a change in control, Mr. Feierstein is entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change of control will fully accelerate and vest.
Furthermore, if Mr. Feierstein is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the Pro Rata Bonus.
The Feierstein Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that he receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Feierstein.

The Feierstein Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination non-competition and non-solicitation covenants.
We entered into an amendment to the Feierstein Employment Agreement with Mr. Feierstein, effective as of May 1, 2025 (the “Feierstein Amendment”), to provide for the following: (i) Mr. Feierstein’s target annual bonus opportunity was changed from $300,000 to ninety percent (90%) of his base salary; (ii) the definition of “Good Reason” was clarified to provide that certain changes in Mr. Feierstein’s title, authorities, duties or reporting relationships or responsibilities resulting from operational or organizational changes at the Company would not constitute Good Reason so long as he continued to report to a chief executive officer and they were not inconsistent with his experience or skillset; and (iii) Mr. Feierstein would be entitled to an extended post-termination exercise period for his vested stock options if his employment is terminated by the Company without Cause, by reason of his death or disability, or by Mr. Feierstein for Good Reason equal to the sum of (a) 18 months following the date of such termination of employment and (b) the number of full months he is employed with the Company following May 1, 2025 (or, if earlier, the original expiration date of such Option).
Ryan Siurek
In connection with the appointment of Mr. Siurek as the Company’s Chief Financial Officer, the Company entered into an employment agreement with Mr. Siurek effective as of September 6, 2024 (the “Siurek Employment Agreement”). Pursuant to the Siurek Employment Agreement, Mr. Siurek is entitled to an annual base salary of $400,000 (which was subsequently increased in 2025 to $412,000) and a target annual performance-based bonus equal to 40% of his annual base salary, with the actual amount of such annual bonus earned based on the achievement of performance targets set by our Board or its delegate. Under the Siurek Employment Agreement, Mr. Siurek is also eligible to participate in our long-term incentive plan under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives.
Pursuant to the Siurek Employment Agreement, upon the termination of his employment by the Company without Cause (as defined in the Siurek Employment Agreement) or by Mr. Siurek for Good Reason (as defined in the Siurek Employment Agreement), Mr. Siurek would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) an amount equal to the pro rata portion of his target annual performance based bonus for the year in which such termination occurs, payable in a lump sum within 60 days of termination, and (iii) continued COBRA coverage for up to 12 months following his termination of employment. In addition, Mr. Siurek would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period (or until the end of the applicable performance period, if earlier) based on actual achievement. If Mr. Siurek’s employment is terminated by us without Cause or by Mr. Siurek for Good Reason within one (1) month before or within 12 months after a change in control, he will be entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change in control will fully accelerate and vest.
Furthermore, if Mr. Siurek is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the pro rata portion of his target annual performance based bonus for the year in which such termination occurs, payable in a lump sum within 60 days of termination.
The Siurek Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that Mr. Siurek receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Siurek.
The Siurek Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination non-competition and non-solicitation covenants.
On April 10, 2026, the Company and Mr. Siurek entered into an amendment to the Siurek Employment Agreement (the “Siurek Amendment”), effective as of such date. Pursuant to the Siurek Amendment, Mr. Siurek’s annual base salary was increased to $430,000 effective April 1, 2026, and his target annual performance-based bonus was increased to 50% of his annual base salary.

DIRECTOR COMPENSATION
The following table contains information concerning the compensation of our non-employee directors for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Tanner Austin(3)	$0	$0	$0
Penny Baldwin-Leonard	$75,000	$199,996	$274,996
Mark Hastings	$0	$0	$0
John Marquis(4)	$0	$0	$0
Joseph Osnoss	$0	$0	$0
Amy G. Shenkan(5)	$46,774	$499,991	$546,765
Rick Simonson	$95,000	$199,996	$294,996
John Rudella	$0	$0	$0
Alexi Wellman(6)	$18,750	$0	$18,750

(1)	Amounts reflect cash retainers paid pursuant to our non-employee director compensation policy.
(2)
Amounts reflect the full grant-date fair value of stock awards granted during fiscal 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in 2025 in Note 12 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)	Mr. Austin commenced service on our Board effective February 14, 2025.
(4)	Mr. Marquis resigned from our Board effective February 12, 2025.
(5)	Ms. Shenkan commenced service on our Board effective May 17, 2025.
(6)	Ms. Wellman resigned from our Board effective April 10, 2025.
The table below shows the aggregate numbers of unvested stock awards and option awards held as of December 31, 2025 by each non-employee director who was serving as of December 31, 2025.

Name	Unvested Restricted Stock Units Outstanding at Fiscal Year End	Stock Options Outstanding at Fiscal Year End (Exercisable)	Stock Options Outstanding at Fiscal Year End (Unexercisable)
Tanner Austin	0	0	0
Penny Baldwin-Leonard	20,942	60,000	0
Mark Hastings	0	0	0
John Marquis	0	0	0
Joseph Osnoss	0	0	0
Amy G. Shenkan	48,899	0	0
Rick Simonson	20,942	70,000	0
John Rudella	0	0	0
Alexi Wellman	0	0	0

Non-employee director compensation policy
In connection with our initial public offering, we adopted a non-employee director compensation policy applicable to each of our non-employee directors, which was further amended and restated by our board of directors effective through May 17, 2025. Pursuant to this non-employee director compensation policy, each eligible non-employee director will receive a mixture of annual retainer fees and long-term equity awards.
Pursuant to this amended and restated policy, each eligible non-employee director will receive an annual cash retainer of $55,000 that will be paid quarterly in arrears. The lead independent director of our Board will receive an additional annual cash retainer of $15,000, the chairperson of the audit committee will receive an additional annual cash retainer of $25,000 and each other member of the audit committee will receive an additional annual cash retainer of $20,000, the chairperson of the compensation committee will receive an additional annual cash retainer of $20,000 and each other member of the compensation committee will receive an additional annual cash retainer of $15,000, and the chairperson of the nominating and governance committee will receive an additional annual cash retainer of $20,000 and each other member of the nominating and governance committee will receive an additional annual cash retainer of $10,000.
Also, pursuant to this amended and restated policy, we grant all eligible non-employee directors an annual equity award of restricted stock units that has a grant date value of $200,000, which will generally vest in full on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, in each case subject to the director’s continued service on the Board. In addition, a non-employee director who is initially elected or appointed to the Board will receive an initial equity award of restricted stock units with a grant date value of $300,000, which will vest in full on the first anniversary of the date of grant, subject to the director’s continued service on the Board. In the event of a change of control (as defined in the 2021 Plan), all outstanding equity awards held by our non-employee directors pursuant to this policy will accelerate and vest in full.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2025, with respect to the shares of the Company’s common stock that may be issued under the Company’s equity compensation plans.

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(2)	18,382,019(3)	$ 10.12	39,983,736(4)
Equity compensation plans not approved by security holders	0	$—	0
Totals	18,382,019	$ 10.12	39,983,736

(1)
The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting and settlement of outstanding RSUs, which have no exercise price.

(2)
Includes awards or rights granted and available to be granted under the 2008 Equity Incentive Plan, Amended & Restated 2016 Equity Incentive Plan, the 2021 Incentive Award Plan (the “2021 Plan”), and the Employee Stock Purchase Plan (“ESPP”).

(3)	Includes shares subject to outstanding awards granted, of which 13,477,444 shares are subject to outstanding options and 4,904,575 shares are subject to outstanding RSUs.
(4)
Includes 29,748,148 shares available for future issuance under our 2021 Plan and 10,235,588 shares available for future issuance under our ESPP as of December 31, 2025, (of which a maximum of 237,824 shares may be issued with respect to the purchase period in effect as of December 31, 2025, which purchase period ends on May 31, 2026) and is ongoing as of the date of this proxy statement. The number of shares available for issuance under our 2021 Plan increases automatically on January 1 of each calendar year of the Company beginning in 2022 and ending in 2031, in an amount equal to the lesser of (i) 3% of the aggregate number of outstanding shares of our common stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. The number of shares available for issuance under our ESPP increases automatically on January 1 of each calendar year of the Company beginning in 2022 and ending in 2031, in an amount equal to the lesser of (i) 1% of the aggregate number of outstanding shares of our common stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. We adopted our 2008 Plan in 2008, pursuant to which we granted equity awards, including stock options, to eligible employees. Following the adoption of the 2016 Plan, no further awards were granted under the 2008 Plan. Following the adoption of our 2021 Plan, no further awards were granted under the 2016 Plan.

There are no shares available for future issuance under the 2008 Plan or 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock for:
•	each person or group of affiliated persons known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 177,020,266 shares of common stock outstanding as of April 20, 2026.
Unless otherwise indicated, the address of all listed stockholders is 3601 Walnut Street, Suite 400, Denver, Colorado 80205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders (excl. Named Executive Officers and Directors)
Entities affiliated with PSG(1)	85,464,516	48.3%
Entities affiliated with Silver Lake(2)	67,085,136	37.9%
Named Executive Officers and Directors
Eric Remer(3)	14,493,624	7.9%
Matthew Feierstein(4)	3,590,055	2.0%
Ryan Siurek(5)	73,856	*%
Tanner Austin	—	*
Penny Baldwin-Leonard(6)	116,523	*
Mark Hastings	—	*
Joseph Osnoss	—	*
John Rudella	—	*
Amy Guggenheim Shenkan(7)	28,957	*
Richard A. Simonson(8)	153,922	*
All current executive officers and directors as a group (11 individuals)(9)	18,738,681	10.1%

*	Less than one percent.
(1)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Consists of (i) 10,823,936 shares held by Providence Strategic Growth II L.P. (“PSG II”) over which it has shared voting and dispositive power, (ii) 8,264,147 shares held by Providence Strategic Growth II-A L.P. (“PSG II-A”) over which it has shared voting and dispositive power, (iii) 11,693,622 shares held by Providence Strategic Growth III L.P. (“PSG III”) over which it has shared voting and dispositive power, (iv) 3,785,594 shares held by Providence Strategic Growth III-A L.P. (“PSG III-A”) over which it has shared voting and dispositive power and (v) 50,897,217 shares held by PSG PS Co-Investors L.P. (“PSG Co-Invest” and, collectively with PSG II, PSG II-A, PSG III and PSG III-A, “PSG Funds”) over which it has shared voting and dispositive power. PSG Ultimate GP Managing Member L.L.C. (“PSG Managing Member”) is the indirect managing member of the PSG Funds and holds voting and dispositive power over the shares of common stock held by the PSG Funds. The members of PSG Managing Member are controlled by each of Mark Hastings and Peter Wilde, respectively. Each of PSG Managing Member, Mr. Hastings and Mr. Wilde may have shared voting and dispositive power of 85,464,516 shares. Each of Mr. Hastings and Mr. Wilde disclaim beneficial ownership of any of the Common Stock held by the PSG Funds, except to the extent of their pecuniary interest therein. The address for each of the entities referenced above is 401 Park Drive, Suite 204, Boston, MA 02215.

(2)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Consists of (i) 60,829,040 shares held by SLA CM Eclipse Holdings, L.P. (“SLA Eclipse”) and (ii) 6,256,096 shares held by SLA Eclipse Co-Invest (“SLA Co-Invest”). The general partner of SLA Eclipse is SLA CM GP, L.L.C. (“SLA CM GP”) and the sole member of SLA CM GP is SL Alpine Aggregator GP, L.L.C. (“SLA CM Aggregator”). The managing member of SLA CM Aggregator is Silver Lake Alpine Associates, L.P. (“SLAA”). The general partner of SLAA is SLAA (GP), L.L.C. (“SLAA GP”). The general partner of SLA Co-Invest is SLA Co-Invest, GP, L.L.C. (“SLA Co-Invest GP”). Silver Lake Group, L.L.C. (“SLG”) is the managing member of each of SLAA GP and SLA Co-Invest GP. SLA Eclipse, SLA CM GP, SLA CM Aggregator,

SLAA, and SLAA GP may be deemed to have shared voting and dispositive power over 60,829,040; SLA Co-Invest and SLA Co-Invest GP have shared voting and dispositive power over 6,256,096 shares and SLG has shared voting and dispositive power over 67,085,136 shares. The address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(3)
Consists of (i) 1,632,312 shares of common stock held by Mr. Remer, (ii) 5,148,663 shares of common stock held by Buckrail Partners LLC, which Mr. Remer controls; (iii) 1,000,000 shares of common stock held by EMJ Remer Family Trust, over which Mr. Remer is deemed to control; (iv) 35,000 shares of common stock held by the Remer Family Trust, over which Mr. Remer is deemed to control; (v) 28,999 shares of common shares held by the Remer Irrevocable Educational Trust, over which Mr. Remer is deemed to control; (vi) 24,360 shares of common stock held by Eric Remer Fidelity IRA, which Mr. Remer is deemed to control; (vii) 6,495,970 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 20, 2026 and (viii) 128,320 RSUs that will vest within 60 days of April 20, 2026.

(4)
Consists of (i) 1,586,325 shares of common stock held by Mr. Feierstein, (ii) 150,000 shares of common stock held by MEF Family Irrevocable Trust, over which Mr. Feierstein is deemed to control; (iii) 1,795,834 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 20, 2026 and (iv) 57,896 RSUs that will vest within 60 days of April 20, 2026.

(5)	Consists of (i) 46,586 shares of common stock held by Mr. Siurek, and (ii) 27,270 RSUs that will vest within 60 days of April 20, 2026.
(6)
Consists of (i) 56,523 shares of common stock held by Mrs. Baldwin-Leonard and (ii) 60,000 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 20, 2026.

(7)	Consists of 28,957 RSUs that will vest within 60 days of April 20, 2026 for Ms. Guggenheim Shenkan.
(8)
Consists of (i) 56,523 shares of common stock held by Mr. Simonson, (ii) 27,399 shares of common stock held by Specie Mesa LLC, which Mr. Simonson controls and (iii) 70,000 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 20, 2026.

(9)
This group of directors and executive officers includes only those currently serving as directors and executive officers as of the date of this Proxy Statement. Consists of (i) 9,847,705 shares of common stock, (ii) 8,629,902 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 20, 2026 and (iii) 261,074 RSUs that will vest within 60 days of April 20, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant and a related person has, had or will have a direct or indirect material interest.
Under the policy, our legal department is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. The Chief Legal Officer then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction and take into account the Company’s Code of Conduct and Ethics. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning more than 5% of our outstanding common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.
TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS
Registration Rights Agreement
In October 2019, we entered into a registration rights agreement with PSG, Silver Lake and any stockholder that becomes a signatory to the registration rights agreement, provided that any such stockholder other than PSG and Silver Lake beneficially owns 1% of the outstanding shares of common stock. In connection with the issuance of shares of our Series C convertible preferred stock in May 2021, we amended and restated the registration rights agreement. The registration rights agreement provides for demand registration rights, S-3 registration rights and piggyback registration rights.
Stockholders Agreements
In connection with our IPO, we entered into the Stockholders Agreements. The terms of the Stockholders Agreements regarding director designation rights and voting for the election of directors are described above in the “Corporate Governance” section under the header “Stockholders Agreements.”
In addition, pursuant to the Sponsor Stockholders Agreement, and subject to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, for so long as PSG and Silver Lake collectively beneficially own at least 30% of the aggregate number of shares of common stock outstanding immediately following our IPO, certain actions by us or any of our subsidiaries require the prior written consent of each of PSG and Silver Lake so long as such shareholder is entitled to designate at least two (2) directors for nomination to our Board. The actions that require prior writing consent include:
•	change in control transactions;
•	acquiring or disposing of assets or any business enterprise or division thereof for consideration excess of $500.0 million in any single transaction or series of transactions;
•	increasing or decreasing the size of our Board;

•	terminating the employment of our chief executive officer or hiring a new chief executive officer;
•	initiating any liquidation, dissolution, bankruptcy or other insolvency proceeding involving us or any of our significant subsidiaries; and
•
any transfer, issuance, sale or disposition of common stock, other equity securities, equity-linked securities or securities that are convertible into equity securities of us or our subsidiaries to any person or entity that is a non-strategic financial investor (which for the avoidance of doubt shall include any investment funds set up with the primary objective of making financial investments or to invest capital and fund managers (including venture capital funds, hedge funds, bond funds, balanced funds, private equity funds, buy out funds, sovereign wealth funds or any other such funds)) in a private placement transaction or series of transactions.

Each of PSG and Silver Lake has also agreed, subject to certain limited exceptions, to certain limitations on their ability to sell or transfer any shares of common stock. For example, each party must generally provide written notice to the other party prior to exercising registration rights or making any transfer of such party’s shares. Following such notice, the other party shall have the ability to participate in the contemplated transaction on a pro rata basis. These restrictions on transfer terminate with respect to each party as of the time at which PSG and Silver Lake collectively beneficially own less than 30% of the aggregate number of shares of common stock outstanding immediately following our IPO.
Pursuant to the Management Stockholders Agreement, Mr. Remer has also agreed, subject to certain limited exceptions, to certain limitations on his ability to sell or transfer any shares of common stock. For example, Mr. Remer’s ability to sell or transfer shares of common stock in a particular year will generally be limited by the extent to which PSG and Silver Lake have collectively sold or transferred shares of common stock. In addition, Mr. Remer may allocate 5% of the shares of common stock held to be sold pursuant to a Rule 10b5-1 trading plan in a particular fiscal quarter of a fiscal year. These restrictions on transfer terminate on the third anniversary of the closing of our IPO.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers.

OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025 other than those previously disclosed in our definitive proxy statement filed on April 28, 2025, one Form 4 reporting one late transaction for each of Matthew Feierstein, Eric Remer, Ryan Siurek and Lisa Storey, and one late Form 4 reporting two late transactions for Ryan Siurek.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2025, the members of our Compensation Committee included Mark Hastings and Joseph Osnoss. Neither member of our Compensation Committee is our current employee. During the fiscal year ended December 31, 2025, no relationship required to be disclosed by the rules of the SEC existed. See “Certain Relationships and Related Person Transactions” for a description of certain transactions involving PSG, where Mr. Hastings is Chief Executive Officer, and Silver Lake, where Mr. Osnoss is a Managing Partner.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 3601 Walnut Street, Suite 400, Denver, Colorado 80205 in writing not later than December 29, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that we receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than the close of business on February 18, 2027 and no later than the close of business on March 20, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 18, 2027, then we must receive such written notice not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
In connection with our solicitation of proxies for our 2027 Annual Meeting of Stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
EVERCOMMERCE’S ANNUAL REPORT ON FORM 10-K
A copy of EverCommerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 20, 2026 without charge upon written request addressed to EverCommerce Inc., Attention: Secretary, 3601 Walnut Street, Suite 400, Denver, Colorado 80205. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at www.evercommerce.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors
Denver, Colorado
April 28, 2026

SCAN TO VIEW MATERIALS & VOTE

EVERCOMMERCE INC.
3601 WALNUT ST., SUITE 400
DENVER, CO 80205

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/17/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EVCM2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/17/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors to serve until the 2029 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Amy Guggenheim Shenkan 02) John Rudella 03) Mark Hastings

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000699859_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

EVERCOMMERCE INC.
Annual Meeting of Stockholders
June 18, 2026 12:00 PM MDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Eric Remer, Ryan Siurek and Lisa Storey, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of EverCommerce Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM MDT on June 18, 2026, at www.virtualshareholdermeeting.com/EVCM2026, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

0000699859_2 R2.09.05.010

Continued and to be signed on reverse side